Employee Separation and Plant Phase-Out Costs	12 Months Ended
Dec. 31, 2012
Restructuring and Related Activities [Abstract]
Employee Separation and Plant Phase-Out Costs

During the second quarter of 2012, the Company undertook actions to realign production capacities and improve return on invested capital. These actions were primarily in response to weak demand in Europe. During 2012 these actions resulted in charges of $11.5 million related to plant closure costs and reductions in force. These costs are primarily recognized within Selling and administrative expense in our Consolidated Statement of Income and within Corporate and eliminations in our segment disclosures. Remaining future charges related to these actions are not expected to be material.